UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On June 11, 2010, the Audit Committee of the Board of Directors of The Macerich Company (the “Company”) dismissed Deloitte & Touche LLP (“D&T”) as its independent accountants and approved the engagement of KPMG LLP (“KPMG”) as its independent accountants for the fiscal year ending December 31, 2010.

The reports of D&T on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and the subsequent interim period through June 11, 2010, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through June 11, 2010, there were no reportable events (as the term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two most recent fiscal years and the subsequent interim period through June 11, 2010,  neither the Company nor anyone acting on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements or (iii) any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided D&T with a copy of the disclosures in this Form 8-K and requested that D&T furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of such letter, dated June 15, 2010, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

16.1  Letter from Deloitte & Touche LLP dated June 15, 2010 pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on June 17, 2010.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

/s/ Thomas E. O’Hern
Senior Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME

16.1	Letter from Deloitte & Touche LLP dated June 15, 2010 pursuant to Item 304(a)(3) of Regulation S-K.